                                                                    Exhibit 19.1


                      SALLIE MAE STUDENT LOAN TRUST 1995-1
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                          ELIGIBLE LENDER TRUSTEE
-----------------                          -----------------------
Bankers Trust Company                      Chase Manhattan Bank USA,
Four Albany Street                         National Association
New York, NY 10006                         1201 Market Street
Attn: Chip Greiter,                        Wilmington, Delaware 19801
Corporate Trust and Agency Group           Attn: John Cashin,
(212) 250-6549                             Corporate Trust Division
                                           (302) 428-3375


ADMINISTRATOR                              SERVICER
-------------                              --------
Student Loan Marketing Association         Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                     11600 Sallie Mae Drive
Reston, Virginia 20193                     Reston, Virginia 20193
Attn: Assistant Vice President,            ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711



--------------------------------------------------------------------------------

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2000 through December 31, 2000 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2000


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR




/s/ MICHAEL E. SHEEHAN                     /s/ J. LANCE FRANKE
------------------------------------       ------------------------------------
Michael E. Sheehan, Vice President         J. Lance Franke, Authorized Agent
Student Loan Marketing Association         Student Loan Marketing Association

                      SALLIE MAE STUDENT LOAN TRUST 1996-1
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                          ELIGIBLE LENDER TRUSTEE
-----------------                          -----------------------
Bankers Trust Company                      Chase Manhattan Bank USA,
Four Albany Street                         National Association
New York, NY 10006                         1201 Market Street
Attn: Chip Greiter,                        Wilmington, Delaware 19801
Corporate Trust and Agency Group           Attn: John Cashin,
(212) 250-6549                             Corporate Trust Division
                                           (302) 428-3375

ADMINISTRATOR                              SERVICER
-------------                              --------
Student Loan Marketing Association         Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                     11600 Sallie Mae Drive
Reston, Virginia 20193                     Reston, Virginia 20193
Attn: Assistant Vice President,            ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711



--------------------------------------------------------------------------------

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2000 through December 31, 2000 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2000


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR




/s/ MICHAEL E. SHEEHAN                     /s/ J. LANCE FRANKE
------------------------------------       ------------------------------------
Michael E. Sheehan, Vice President         J. Lance Franke, Authorized Agent
Student Loan Marketing Association         Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1996-2
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                          ELIGIBLE LENDER TRUSTEE
-----------------                          -----------------------
Bankers Trust Company                      Chase Manhattan Bank USA,
Four Albany Street                         National Association
New York, NY 10006                         1201 Market Street
Attn: Chip Greiter,                        Wilmington, Delaware 19801
Corporate Trust and Agency Group           Attn: John Cashin,
(212) 250-6549                             Corporate Trust Division
                                           (302) 428-3375

ADMINISTRATOR                              SERVICER
-------------                              --------
Student Loan Marketing Association         Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                     11600 Sallie Mae Drive
Reston, Virginia 20193                     Reston, Virginia 20193
Attn: Assistant Vice President,            ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711



--------------------------------------------------------------------------------

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2000 through December 31, 2000 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2000


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR




/s/ MICHAEL E. SHEEHAN                     /s/ J. LANCE FRANKE
------------------------------------       ------------------------------------
Michael E. Sheehan, Vice President         J. Lance Franke, Authorized Agent
Student Loan Marketing Association         Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1996-3
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                          ELIGIBLE LENDER TRUSTEE
-----------------                          -----------------------
Bankers Trust Company                      Chase Manhattan Bank USA,
Four Albany Street                         National Association
New York, NY 10006                         1201 Market Street
Attn: Chip Greiter,                        Wilmington, Delaware 19801
Corporate Trust and Agency Group           Attn: John Cashin,
(212) 250-6549                             Corporate Trust Division
                                           (302) 428-3375

ADMINISTRATOR                              SERVICER
-------------                              --------
Student Loan Marketing Association         Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                     11600 Sallie Mae Drive
Reston, Virginia 20193                     Reston, Virginia 20193
Attn: Assistant Vice President,            ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711



--------------------------------------------------------------------------------

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2000 through December 31, 2000 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2000


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR




/s/ MICHAEL E. SHEEHAN                     /s/ J. LANCE FRANKE
------------------------------------       ------------------------------------
Michael E. Sheehan, Vice President         J. Lance Franke, Authorized Agent
Student Loan Marketing Association         Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1996-4
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                          ELIGIBLE LENDER TRUSTEE
-----------------                          -----------------------
Bankers Trust Company                      Chase Manhattan Bank USA,
Four Albany Street                         National Association
New York, NY 10006                         1201 Market Street
Attn: Chip Greiter,                        Wilmington, Delaware 19801
Corporate Trust and Agency Group           Attn: John Cashin,
(212) 250-6549                             Corporate Trust Division
                                           (302) 428-3375

ADMINISTRATOR                              SERVICER
-------------                              --------
Student Loan Marketing Association         Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                     11600 Sallie Mae Drive
Reston, Virginia 20193                     Reston, Virginia 20193
Attn: Assistant Vice President,            ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711



--------------------------------------------------------------------------------

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2000 through December 31, 2000 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2000


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR




/s/ MICHAEL E. SHEEHAN                     /s/ J. LANCE FRANKE
------------------------------------       ------------------------------------
Michael E. Sheehan, Vice President         J. Lance Franke, Authorized Agent
Student Loan Marketing Association         Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1997-1
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                          ELIGIBLE LENDER TRUSTEE
-----------------                          -----------------------
Bankers Trust Company                      Chase Manhattan Bank USA,
Four Albany Street                         National Association
New York, NY 10006                         1201 Market Street
Attn: Chip Greiter,                        Wilmington, Delaware 19801
Corporate Trust and Agency Group           Attn: John Cashin,
(212) 250-6549                             Corporate Trust Division
                                           (302) 428-3375

ADMINISTRATOR                              SERVICER
-------------                              --------
Student Loan Marketing Association         Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                     11600 Sallie Mae Drive
Reston, Virginia 20193                     Reston, Virginia 20193
Attn: Assistant Vice President,            ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711



--------------------------------------------------------------------------------

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2000 through December 31, 2000 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2000


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR




/s/ MICHAEL E. SHEEHAN                     /s/ J. LANCE FRANKE
------------------------------------       ------------------------------------
Michael E. Sheehan, Vice President         J. Lance Franke, Authorized Agent
Student Loan Marketing Association         Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1997-2
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                          ELIGIBLE LENDER TRUSTEE
-----------------                          -----------------------
Bankers Trust Company                      Chase Manhattan Bank USA,
Four Albany Street                         National Association
New York, NY 10006                         1201 Market Street
Attn: Chip Greiter,                        Wilmington, Delaware 19801
Corporate Trust and Agency Group           Attn: John Cashin,
(212) 250-6549                             Corporate Trust Division
                                           (302) 428-3375

ADMINISTRATOR                              SERVICER
-------------                              --------
Student Loan Marketing Association         Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                     11600 Sallie Mae Drive
Reston, Virginia 20193                     Reston, Virginia 20193
Attn: Assistant Vice President,            ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711



--------------------------------------------------------------------------------

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2000 through December 31, 2000 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2000


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR




/s/ MICHAEL E. SHEEHAN                     /s/ J. LANCE FRANKE
------------------------------------       ------------------------------------
Michael E. Sheehan, Vice President         J. Lance Franke, Authorized Agent
Student Loan Marketing Association         Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1997-3
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                          ELIGIBLE LENDER TRUSTEE
-----------------                          -----------------------
Bankers Trust Company                      Chase Manhattan Bank USA,
Four Albany Street                         National Association
New York, NY 10006                         1201 Market Street
Attn: Chip Greiter,                        Wilmington, Delaware 19801
Corporate Trust and Agency Group           Attn: John Cashin,
(212) 250-6549                             Corporate Trust Division
                                           (302) 428-3375

ADMINISTRATOR                              SERVICER
-------------                              --------
Student Loan Marketing Association         Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                     11600 Sallie Mae Drive
Reston, Virginia 20193                     Reston, Virginia 20193
Attn: Assistant Vice President,            ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711



--------------------------------------------------------------------------------

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2000 through December 31, 2000 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2000


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR




/s/ MICHAEL E. SHEEHAN                     /s/ J. LANCE FRANKE
------------------------------------       ------------------------------------
Michael E. Sheehan, Vice President         J. Lance Franke, Authorized Agent
Student Loan Marketing Association         Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1997-4
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                          ELIGIBLE LENDER TRUSTEE
-----------------                          -----------------------
Bankers Trust Company                      Chase Manhattan Bank USA,
Four Albany Street                         National Association
New York, NY 10006                         1201 Market Street
Attn: Chip Greiter,                        Wilmington, Delaware 19801
Corporate Trust and Agency Group           Attn: John Cashin,
(212) 250-6549                             Corporate Trust Division
                                           (302) 428-3375

ADMINISTRATOR                              SERVICER
-------------                              --------
Student Loan Marketing Association         Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                     11600 Sallie Mae Drive
Reston, Virginia 20193                     Reston, Virginia 20193
Attn: Assistant Vice President,            ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711



--------------------------------------------------------------------------------

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2000 through December 31, 2000 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2000


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR




/s/ MICHAEL E. SHEEHAN                     /s/ J. LANCE FRANKE
------------------------------------       ------------------------------------
Michael E. Sheehan, Vice President         J. Lance Franke, Authorized Agent
Student Loan Marketing Association         Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1998-1
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                          ELIGIBLE LENDER TRUSTEE
-----------------                          -----------------------
Bankers Trust Company                      Chase Manhattan Bank USA,
Four Albany Street                         National Association
New York, NY 10006                         1201 Market Street
Attn: Chip Greiter,                        Wilmington, Delaware 19801
Corporate Trust and Agency Group           Attn: John Cashin,
(212) 250-6549                             Corporate Trust Division
                                           (302) 428-3375

ADMINISTRATOR                              SERVICER
-------------                              --------
Student Loan Marketing Association         Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                     11600 Sallie Mae Drive
Reston, Virginia 20193                     Reston, Virginia 20193
Attn: Assistant Vice President,            ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711



--------------------------------------------------------------------------------

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2000 through December 31, 2000 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2000


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR




/s/ MICHAEL E. SHEEHAN                     /s/ J. LANCE FRANKE
------------------------------------       ------------------------------------
Michael E. Sheehan, Vice President         J. Lance Franke, Authorized Agent
Student Loan Marketing Association         Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1998-2
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                          ELIGIBLE LENDER TRUSTEE
-----------------                          -----------------------
Bankers Trust Company                      Chase Manhattan Bank USA,
Four Albany Street                         National Association
New York, NY 10006                         1201 Market Street
Attn: Chip Greiter,                        Wilmington, Delaware 19801
Corporate Trust and Agency Group           Attn: John Cashin,
(212) 250-6549                             Corporate Trust Division
                                           (302) 428-3375

ADMINISTRATOR                              SERVICER
-------------                              --------
Student Loan Marketing Association         Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                     11600 Sallie Mae Drive
Reston, Virginia 20193                     Reston, Virginia 20193
Attn: Assistant Vice President,            ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711



--------------------------------------------------------------------------------

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2000 through December 31, 2000 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2000


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR




/s/ MICHAEL E. SHEEHAN                     /s/ J. LANCE FRANKE
------------------------------------       ------------------------------------
Michael E. Sheehan, Vice President         J. Lance Franke, Authorized Agent
Student Loan Marketing Association         Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1999-1
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                          ELIGIBLE LENDER TRUSTEE
-----------------                          -----------------------
Bankers Trust Company                      Chase Manhattan Bank USA,
Four Albany Street                         National Association
New York, NY 10006                         1201 Market Street
Attn: Chip Greiter,                        Wilmington, Delaware 19801
Corporate Trust and Agency Group           Attn: John Cashin,
(212) 250-6549                             Corporate Trust Division
                                           (302) 428-3375

ADMINISTRATOR                              SERVICER
-------------                              --------
Student Loan Marketing Association         Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                     11600 Sallie Mae Drive
Reston, Virginia 20193                     Reston, Virginia 20193
Attn: Assistant Vice President,            ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711



--------------------------------------------------------------------------------

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2000 through December 31, 2000 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2000


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR




/s/ MICHAEL E. SHEEHAN                     /s/ J. LANCE FRANKE
------------------------------------       ------------------------------------
Michael E. Sheehan, Vice President         J. Lance Franke, Authorized Agent
Student Loan Marketing Association         Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1999-2
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                          ELIGIBLE LENDER TRUSTEE
-----------------                          -----------------------
Bankers Trust Company                      Chase Manhattan Bank USA,
Four Albany Street                         National Association
New York, NY 10006                         1201 Market Street
Attn: Raymond Delli Colli,                 Wilmington, Delaware 19801
Corporate Trust and Agency Group           Attn: John Cashin,
(212) 250-6549                             Corporate Trust Division
                                           (302) 428-3375

ADMINISTRATOR                              SERVICER
-------------                              --------
Student Loan Marketing Association         Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                     11600 Sallie Mae Drive
Reston, Virginia 20193                     Reston, Virginia 20193
Attn: Assistant Vice President,            ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711



--------------------------------------------------------------------------------

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2000 through December 31,
2000 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 1999


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR




/s/ MARK G. OVEREND                        /s/ J. LANCE FRANKE
------------------------------------       ------------------------------------
Mark G. Overend, Chief Financial Officer   J. Lance Franke, Authorized Agent
Student Loan Marketing Association         Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 1999-3
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                          ELIGIBLE LENDER TRUSTEE
-----------------                          -----------------------
Bankers Trust Company                      Chase Manhattan Bank USA,
Four Albany Street                         National Association
New York, NY 10006                         1201 Market Street
Attn: Chip Greiter,                        Wilmington, Delaware 19801
Corporate Trust and Agency Group           Attn: John Cashin,
(212) 250-6549                             Corporate Trust Division
                                           (302) 428-3375

ADMINISTRATOR                              SERVICER
-------------                              --------
Student Loan Marketing Association         Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                     11600 Sallie Mae Drive
Reston, Virginia 20193                     Reston, Virginia 20193
Attn: Assistant Vice President,            ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711



--------------------------------------------------------------------------------

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2000 through December 31, 2000 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2000


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR




/s/ MICHAEL E. SHEEHAN                     /s/ J. LANCE FRANKE
------------------------------------       ------------------------------------
Michael E. Sheehan, Vice President         J. Lance Franke, Authorized Agent
Student Loan Marketing Association         Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 2000-1
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                          ELIGIBLE LENDER TRUSTEE
-----------------                          -----------------------
Bankers Trust Company                      Chase Manhattan Bank USA,
Four Albany Street                         National Association
New York, NY 10006                         1201 Market Street
Attn: Chip Greiter,                        Wilmington, Delaware 19801
Corporate Trust and Agency Group           Attn: John Cashin,
(212) 250-6549                             Corporate Trust Division
                                           (302) 428-3375

ADMINISTRATOR                              SERVICER
-------------                              --------
Student Loan Marketing Association         Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                     11600 Sallie Mae Drive
Reston, Virginia 20193                     Reston, Virginia 20193
Attn: Assistant Vice President,            ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711



--------------------------------------------------------------------------------

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from February 15, 2000 through December 31, 2000 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2000


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR




/s/ MICHAEL E. SHEEHAN                     /s/ J. LANCE FRANKE
------------------------------------       ------------------------------------
Michael E. Sheehan, Vice President         J. Lance Franke, Authorized Agent
Student Loan Marketing Association         Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 2000-2
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                          ELIGIBLE LENDER TRUSTEE
-----------------                          -----------------------
Bankers Trust Company                      Chase Manhattan Bank USA,
Four Albany Street                         National Association
New York, NY 10006                         1201 Market Street
Attn: Chip Greiter,                        Wilmington, Delaware 19801
Corporate Trust and Agency Group           Attn: John Cashin,
(212) 250-6549                             Corporate Trust Division
                                           (302) 428-3375

ADMINISTRATOR                              SERVICER
-------------                              --------
Student Loan Marketing Association         Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                     11600 Sallie Mae Drive
Reston, Virginia 20193                     Reston, Virginia 20193
Attn: Assistant Vice President,            ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711



--------------------------------------------------------------------------------

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from March 28, 2000 through December 31, 2000 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2000


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR




/s/ MICHAEL E. SHEEHAN                     /s/ J. LANCE FRANKE
------------------------------------       ------------------------------------
Michael E. Sheehan, Vice President         J. Lance Franke, Authorized Agent
Student Loan Marketing Association         Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 2000-3
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                          ELIGIBLE LENDER TRUSTEE
-----------------                          -----------------------
Bankers Trust Company                      Chase Manhattan Bank USA,
Four Albany Street                         National Association
New York, NY 10006                         1201 Market Street
Attn: Chip Greiter,                        Wilmington, Delaware 19801
Corporate Trust and Agency Group           Attn: John Cashin,
(212) 250-6549                             Corporate Trust Division
                                           (302) 428-3375

ADMINISTRATOR                              SERVICER
-------------                              --------
Student Loan Marketing Association         Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                     11600 Sallie Mae Drive
Reston, Virginia 20193                     Reston, Virginia 20193
Attn: Assistant Vice President,            ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711



--------------------------------------------------------------------------------

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from April 26, 2000 through December 31, 2000 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2000


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR




/s/ MICHAEL E. SHEEHAN                     /s/ J. LANCE FRANKE
------------------------------------       ------------------------------------
Michael E. Sheehan, Vice President         J. Lance Franke, Authorized Agent
Student Loan Marketing Association         Student Loan Marketing Association

                          SLM STUDENT LOAN TRUST 2000-4
                              OFFICER'S CERTIFICATE


INDENTURE TRUSTEE                          ELIGIBLE LENDER TRUSTEE
-----------------                          -----------------------
Bankers Trust Company                      Chase Manhattan Bank USA,
Four Albany Street                         National Association
New York, NY 10006                         1201 Market Street
Attn: Chip Greiter,                        Wilmington, Delaware 19801
Corporate Trust and Agency Group           Attn: John Cashin,
(212) 250-6549                             Corporate Trust Division
                                           (302) 428-3375

ADMINISTRATOR                              SERVICER
-------------                              --------
Student Loan Marketing Association         Sallie Mae Servicing Corporation
11600 Sallie Mae Drive                     11600 Sallie Mae Drive
Reston, Virginia 20193                     Reston, Virginia 20193
Attn: Assistant Vice President,            ATTN: Director ABS Administration
Corporate Finance Operations
(703) 810-7711



--------------------------------------------------------------------------------

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from September 26, 2000 through December 31, 2000 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

December 31, 2000


STUDENT LOAN MARKETING ASSOCIATION, AS ADMINISTRATOR




/s/ MICHAEL E. SHEEHAN                     /s/ J. LANCE FRANKE
------------------------------------       ------------------------------------
Michael E. Sheehan, Vice President         J. Lance Franke, Authorized Agent
Student Loan Marketing Association         Student Loan Marketing Association